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                                                                      EXHIBIT 21
                           COCA-COLA ENTERPRISES INC.
                                 1995 FORM 10-K

                       REGISTRANT AND ITS SUBSIDIARIES(1)
                             (As of March 1, 1996)

                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership           Other names under
                    Name                                 organized      is 100%)           which engaged in business
                    ----                               ------------  ---------------       -------------------------
Coca-Cola Enterprises Inc. (Registrant) ("CCE"). . . . . Delaware          N/A       The Atlanta Coca-Cola Bottling Company
                                                                                     Atlanta Ice Makers
                                                                                     Coca-Cola Bottling Company of Annapolis
                                                                                     Coca-Cola Bottling Company of New England
                                                                                     Coca-Cola Bottling Company of Rhode Island
                                                                                     Coca-Cola Bottling Company of West Point-
                                                                                        LaGrange
                                                                                     CCE Bottling Group
                                                                                     Colorado Springs Coca-Cola Bottling Co.
                                                                                     Delaware Coca-Cola Bottling Company
                                                                                     Denver Coca-Cola Bottling Company
                                                                                     Dover Coca-Cola Bottling Company
                                                                                     Enterprises Media
                                                                                     Lamar Coca-Cola Bottling Company
                                                                                     The Mid-Atlantic Coca-Cola Bottling Company
                                                                                     Pueblo Coca-Cola Bottling Company


Austin Coca-Cola Bottling Company
  ("Austin") . . . . . . . . . . . . . . . . . . . . . .  Texas            CCE       Beaumont Coca-Cola Bottling Company
                                                                                     Coca-Cola Bottling Company of Leesville
                                                                                     Coca-Cola Bottling Company of North Texas
                                                                                     Dallas Coca-Cola Bottling Company
                                                                                     Houston Coca-Cola Bottling Company
                                                                                     Tyler Coca-Cola Bottling Company
                                                                                     Waco Coca-Cola Bottling Company

     The Laredo Coca-Cola Bottling Company, Inc. . . . .  Texas            Austin    CCE Bottling Group
                                                                                     McAllen Coca-Cola Bottling Company
                                                                                     Valley Coca-Cola Bottling Company

BCI Coca-Cola Bottling Company of Los Angeles. . . . . .  Delaware         CCE       Coca-Cola Bottling Company of California
                                                                                     Coca-Cola Bottling Company of Cathedral City
                                                                                     Coca-Cola Bottling Company of
                                                                                        Eureka, California
                                                                                     Coca-Cola Bottling Company of Hawaii
                                                                                     Coca-Cola Bottling Company of Imperial Valley
                                                                                     Coca-Cola Bottling Company of Klamath Falls
                                                                                     Coca-Cola Bottling Company of Las Vegas
                                                                                     Coca-Cola Bottling Company of Los Angeles
                                                                                     Coca-Cola Bottling Company of Marysville
                                                                                     Coca-Cola Bottling Company of
                                                                                        Northern California
                                                                                     Coca-Cola Bottling Company of Oregon
                                                                                     Coca-Cola Bottling Company of Port Angeles
                                                                                     Coca-Cola Bottling Company of San Diego
                                                                                     Coca-Cola Bottling Company of Spokane
                                                                                     CCE Bottling Group
                                                                                     CCE Vending Services
                                                                                     Diamond Head Beverages
                                                                                     Enterprises Media
                                                                                     Medford Coca-Cola Bottling Company
                                                                                     Ore-Cal Coca-Cola Bottling Company
                                                                                     Pacific Coca-Cola Bottling Company
                                                                                     Phoenix Coca-Cola Bottling Company

Bottling Holdings (International) Inc. ("BHI").. . . . .  Delaware     CCE

     Bottling Holdings (Netherlands) B.V. ("BHN"). . . .  Netherlands  BHI

     Coca-Cola Beverages Nederland B.V.  . . . . . . . .  Netherlands  BHN

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
                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership           Other names under
                    Name                                 organized      is 100%)           which engaged in business
                    ----                               ------------  ---------------       -------------------------
CCT Acquisition Corporation, Inc. ("CCT"). . . . . . . . Delaware       CCE

   Coca-Cola Bottling Company of Johnson City  . . . . . Tennessee      CCT (75.06%)

   Roddy Coca-Cola Bottling Company, Inc.  . . . . . . . Tennessee      CCT (59.8%)   Dr Pepper Bottling Company of Knoxville
                                                                                      Dr Pepper Company of Knoxville
                                                                                      Knoxville Coca-Cola Bottling Company

The Coca-Cola Bottling Company of
   Memphis, Tenn. ("Memphis"). . . . . . . . . . . . . . Delaware       CCE           CCE Bottling Group
                                                                                      Canners of Eastern Arkansas, Inc.
                                                                                      The Coca-Cola Bottling Company of Brownsville
                                                                                      The Coca-Cola Bottling Company of Marianna
                                                                                      The Coca-Cola Bottling Company of Mississippi
                                                                                      The Coca-Cola Bottling Company of Clarksdale
                                                                                      Coca-Cola Bottling Company of Arkansas
                                                                                      Coca-Cola Bottling Company of Flippen
                                                                                      Coca-Cola Bottling Company of Greenville
                                                                                      Coca-Cola Bottling Company of Jonesboro
                                                                                      Coca-Cola Bottling Company of Little Rock
                                                                                      Coca-Cola Bottling Company of Morrilton
                                                                                      Coca-Cola Bottling Company of Sardis
                                                                                      Coca-Cola Bottling Company of Searcy

     Coca-Cola Bottling Company of Shreveport. . . . . . Arkansas       Memphis       CCE Bottling Group
                                                                                      Enterprises Media

     Coca-Cola Bottling Company of Texarkana . . . . . . Texas          Memphis       CCE Bottling Group
                                                                                      Enterprises Media

     Memphis Beverage Production Company . . . . . . . . Tennessee      Memphis       CCE Bottling Group

Enterprises Consulting, Inc. ("ECI") . . . . . . . . . . Delaware       CCE

     DM Management of Ohio, Inc. . . . . . . . . . . . . Ohio           ECI

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
                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership           Other names under
                    Name                                 organized      is 100%)           which engaged in business
                    ----                               ------------  ---------------       -------------------------
Florida Coca-Cola Bottling Company ("Florida") . . . . . Tennessee      CCE           Apalachicola Coca-Cola Bottling Company
                                                                                      Perry Coca-Cola Bottling Company
                                                                                      Punta Gorda Coca-Cola Bottling Company
                                                                                      Sarasota Coca-Cola Bottling Company
                                                                                      Palatka Coca-Cola Bottling Company
                                                                                      Orlando Coca-Cola Bottling Company
                                                                                      North-Flor Beverage Co.
                                                                                      Ocala Coca-Cola Bottling Company
                                                                                      St. Augustine Coca-Cola Bottling Company
                                                                                      St. Petersburg Coca-Cola Bottling Company
                                                                                      CCE-South
                                                                                      CCE Bottling Group
                                                                                      Valdosta Coca-Cola Bottling Company
                                                                                      West-Flo Beverage Co.
                                                                                      Tallahassee Coca-Cola Bottling Company
                                                                                      Tampa Coca-Cola Bottling Company
                                                                                      Marianna Coca-Cola Bottling Company
                                                                                      Leesburg Coca-Cola Bottling Company
                                                                                      Coca-Cola Bottling Co. of the Virgin Islands
                                                                                         (St. Thomas)
                                                                                      Coca-Cola Bottling Co. of the Virgin Islands
                                                                                         (St. Croix)
                                                                                      Coca-Cola Bottling Company of Miami
                                                                                      Brooksville Coca-Cola Bottling Company
                                                                                      Cent-Flo Beverage Co.
                                                                                      Daytona Coca-Cola Bottling Company
                                                                                      Ft. Pierce Coca-Cola Bottling Company
                                                                                      Fort Myers Coca-Cola Bottling Company
                                                                                      Lake City Coca-Cola Bottling Company
                                                                                      Lakeland Coca-Cola Bottling Company
                                                                                      Jacksonville Coca-Cola Bottling Company
                                                                                      Highlands Coca-Cola Bottling Company
                                                                                      Florco Financial Corp.
                                                                                      Gainesville Coca-Cola Bottling Company
                                                                                      Brevard Coca-Cola Bottling Company

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
                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership           Other names under
                    Name                                 organized      is 100%)           which engaged in business
                    ----                               ------------  ---------------       -------------------------
Johnston Coca-Cola Bottling Group, Inc. ("JCCBG"). . . . Delaware       CCE           Alabama Coca-Cola Bottling Company
                                                                                      Burlington Coca-Cola Bottling Company
                                                                                      Central States Coca-Cola Bottling Company
                                                                                      Centralia Coca-Cola Bottling Company
                                                                                      Champaign Coca-Cola Bottling Company
                                                                                      Cincinnati Coca-Cola Bottling Company
                                                                                      Coca-Cola Bottling Company of St. Louis
                                                                                      Coca-Cola Bottling Company of Bloomington
                                                                                      Coca-Cola Bottling Company of Mt. Pleasant
                                                                                      Coca-Cola Bottling Company of Muskegon
                                                                                      Coca-Cola Bottling Company of Michigan
                                                                                      Coca-Cola Bottling Company of Ottumwa
                                                                                      Coca-Cola Bottling Company of Port Huron
                                                                                      Danville Coca-Cola Bottling Company
                                                                                      Dayton Coca-Cola Bottling Company
                                                                                      Decatur Coca-Cola Bottling Company
                                                                                      Duquoin Coca-Cola Bottling Company
                                                                                      Erie Coca-Cola Bottling Company
                                                                                      Galesburg Coca-Cola Bottling Company
                                                                                      Johnston Coca-Cola Bottling Company
                                                                                      Lincoln Coca-Cola Bottling Company
                                                                                      Mid-America Packaging Company
                                                                                      Midwest Coca-Cola Bottling Company
                                                                                      Olney Coca-Cola Bottling Company
                                                                                      Peoria Coca-Cola Bottling Company
                                                                                      Peru Coca-Cola Bottling Company
                                                                                      Portsmouth Coca-Cola Bottling Company
                                                                                      Springfield Coca-Cola Bottling Company
                                                                                      The Coca-Cola Bottling Company of
                                                                                         Cedar Rapids
                                                                                      The Coca-Cola Bottling Company of Mid-America
                                                                                      The Wichita Coca-Cola Bottling Company


     Bluegrass Coca-Cola Bottling Company  . . . . . . . Kentucky       JCCBG         Coca-Cola Bottling Company of Louisville
                                                                                      Evansville Coca-Cola Bottling Company
                                                                                      Hopkinsville Coca-Cola Bottling Company
                                                                                      Jasper Coca-Cola Bottling Company
                                                                                      Louisville Coca-Cola Bottling Company
                                                                                      Mid-States Coca-Cola Bottling Company
     The Coca-Cola Bottling Company of
        Northern Ohio  . . . . . . . . . . . . . . . . . Delaware       JCCBG         The Akron Coca-Cola Bottling Company
                                                                                      Circleville Coca-Cola Bottling Company
                                                                                      Coca-Cola Bottling Company of Columbus
                                                                                      Coca-Cola Bottling Company of Toledo
                                                                                      Elyria Coca-Cola Bottling Company
                                                                                      Findlay Coca-Cola Bottling Company
                                                                                      Great Lakes Canning
                                                                                      Mansfield Coca-Cola Bottling Company
                                                                                      Newark Coca-Cola Bottling Company
                                                                                      Twinsburg Production
                                                                                      Youngstown Coca-Cola Bottling Company

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
                                                                     Owner of Shares
                                                                       (*unless
                                                       Jurisdiction    otherwise
                                                         in which    noted ownership           Other names under
                    Name                                 organized      is 100%)           which engaged in business
                    ----                               ------------  ---------------       -------------------------
     Goal Standard Company. . . . . . . . . . . . . . .  Michigan       JCCBC

     Johnston Technology Investments Inc  . . . . . . .  Delaware       JCCBG

     Mid-America Waste Water Treatment, Inc.. . . . . .  Delaware       JCCBG

     Midwest Canners, Inc.. . . . . . . . . . . . . . .  Delaware       JCCBG

     Pacific Western Group, Inc.. . . . . . . . . . . .  Delaware       JCCBG


Ouachita Coca-Cola Bottling Company, Inc. ("Ouachita").  Louisiana      CCE

     Alexandria Coca-Cola Bottling Company, Ltd.
       ("Alexandria") . . . . . . . . . . . . . . . . .  Louisiana      Ouachita

        Bunkie Coca-Cola Bottling Company, Inc. . . . .  Louisiana      Alexandria

     Joe A. Biedenharn Corporation ("Biedenharn") . . .  Louisiana      Ouachita

        Coca-Cola Bottling Company of Vicksburg . . . .  Mississippi    Biedenharn

     The Coca-Cola Bottling Company of the
       Mid South ("Mid South"). . . . . . . . . . . . .  Delaware       Ouachita

        Jackson Coca-Cola Bottling Company ("Jackson").  Mississippi    Mid South

           Kwik-Ad Advertising, Inc.  . . . . . . . . .  Mississippi    Jackson

     Mississippi Coca-Cola Bottling Company, Inc.
       ("Mississippi)"  . . . . . . . . . . . . . . . .  Louisiana      Ouachita

        Natchez Coca-Cola Bottling Company, Inc.  . . .  Mississippi    Mississippi

        Dr Pepper Bottling Co. of Natchez, Inc. . . . .  Mississippi    Mississippi

     Pine Bluff Coca-Cola Bottling Company, Inc.
       ("Pine Bluff") . . . . . . . . . . . . . . . . .  Arkansas       Ouachita

        Coca-Cola Bottling Company of
          South Arkansas. . . . . . . . . . . . . . . .  Arkansas       Pine Bluff    Dr Pepper Bottling Company of
                                                                                          Pine Bluff, Arkansas

     Ruston Coca-Cola Bottling Company, Inc. . . . . . . Louisiana      Ouachita


The Louisiana Coca-Cola Bottling Company, Ltd.
        ("Louisiana"). . . . . . . . . . . . . . . . . . Louisiana      CCE           Dr Pepper Bottling Company of New Orleans
                                                                                      The Coca-Cola Bottling Company of New Iberia
                                                                                      CCE Bottling Group

        Hygeia Coca-Cola Bottling Company. . . . . . . . Florida        Louisiana     CCE Bottling Group
                                                                                      Enterprises Media

Payroll Services (International) Inc.  . . . . . . . . . Delaware       CCE


Vending Holding Company. . . . . . . . . . . . . . . . . Georgia        CCE

The Wave Insurance Company . . . . . . . . . . . . . . . Bermuda        CCE (99%)

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(1) This Exhibit omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.